Morgan Stanley Utilities Conference March 10, 2011 Exhibit 99.1

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s
2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7.
Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18;
and (2) other factors discussed in filings with the Securities and Exchange Commission
(SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy
Company and Exelon Generation Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings and non-GAAP cash flows that exclude the impact of certain factors. We believe that these adjusted operating earnings and cash flows are representative of the underlying operational results of the Companies. Please refer to the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.
Please refer to the footnotes of the following slides for a reconciliation of non-GAAP cash flows to GAAP cash flows.

Largest merchant nuclear fleet in the U.S.
Consistent world-class performance in nuclear
operations
Utilities serving two of the largest metropolitan areas
in the U.S.
Stable dividend that has yielded ~5% on average
over the past year
Why Is Exelon a Good Investment?
Commitment to investment grade credit ratings and
financial discipline
Exelon is able to execute from a position of strength based on solid fundamentals

Exelon

Exelon Generation

ComEd
An Exelon Company

PECO
An Exelon Company

2011 Events of Interest
Q1 Q2 Q3 Q4
RPM Auction results
(5/13)
Illinois Power Agency
RFP (April)
ALJ Proposed Order
– DST Rate Case
(3/31)
Procurement RFP
(bids due 5/23;
results by 6/23)
DST Rate Case Final
Order  (by 5/31)
EPA Final HAP
Rule (November)
Retirement of Cromby
1 & Eddystone 1 units
(5/31)
Proposed HAP EPA
Regulation (by 3/16)
Procurement RFP
(bids due 9/19;
results by 10/19)
Retirement of
Cromby 2 unit
(12/31)
Proposed 316(b) EPA
Regulation (by 3/14)
EPA Final Transport
Rule (June)
For definition of the EPA regulations referred to on this slide, please see the EPA’s Terms of Environment (http://www.epa.gov/OCEPAterms/).
Note: ALJ = administrative law judge; DST = delivery service tariff

RITE Line
Transmission
Chicago
South Bend
Byron
Nelson
Collins
Kewanee
Pontiac
Meadow Lake
Blue Creek
Greentown
Sullivan
Indiana – 104 Miles, 2 Substations, ~$400M
Illinois – 314 Miles, 4 Substations, ~$1.2B
Pioneer – MISO MVP Project

5 5
Pursuing Transmission Investment
Moving forward on project planning
with partner ETA
Total Investment ~$1.6 billion
ComEd/Exelon ~$1.1 billion
FERC incentive rate joint filing
expected late 1Q or early 2Q 2011
Exelon companies are investing in projects that enhance reliability and support further clean energy development
Note: Electric Transmission America (ETA) is an American Electric Power & MidAmerican Energy Holdings joint venture company.
RITE Line
Enhance reliable service to the
Chicago central business district
Estimated cost of ~$170 million
recoverable under ComEd’s FERC
formula rate
Expected in-service December 2011
West Loop Phase II

2011 Operating Earnings Guidance
2011E
(2)
2010A
$0.54
$2.91
$4.06
(1)
ComEd
PECO
Exelon
Generation
ComEd
PECO
Exelon
Generation
Holdco
Holdco
Exelon
$0.68
Exelon
$3.90 - $4.20
(1)
$0.55 - $0.65
$0.50 - $0.55
$2.85 - $3.05
(1) We provided 2011 earnings guidance on January 26, 2011, and we are not updating earnings guidance at this time.  Earnings guidance is only reviewed in connection with our quarterly earnings announcements or if we expressly indicate that we are updating the guidance.  Refer to slides 45-47 for a reconciliation of adjusted (non-
GAAP) operating earnings to GAAP earnings.
(2) Earnings guidance for OpCos may not add up to consolidated EPS guidance.
Key Drivers of FY Guidance
+ Generation margins driven by PECO
PPA roll-off, partially offset by lower
capacity revenues
+ Higher PECO gross margin driven by
new distribution rates effective 1/1/11
- Higher O&M expense
- Higher depreciation & amortization
expense
2011 operating earnings guidance of $3.90 – $4.20/share and 1Q 2011 guidance of $1.00 – $1.10/share
(1)

$0.98
$0.68
$2.74
$2.91
$1.07
$0.71
2010A 2011E
PECO
ComEd
ExGen
Operating O&M Outlook
2010 to 2011 Drivers (per share)
Inflation $(0.08)
Full year of Exelon Wind $(0.05)
Two additional nuclear refueling
outages $(0.05)
ComEd uncollectibles $(0.04)
Estimated 2011 O&M represents a new “base” level for operating O&M
$4.39B
$4.68B
2010 Operating O&M below 2008 levels for second consecutive year
One-time savings in 2010 included executive salary freezes and reduced compensation benefits
Anticipate annual O&M growth rate of ~2% for 2011-2013
(1) Amounts may not add due to rounding. Refer to slide 47 for a reconciliation of GAAP O&M to Operating O&M.
(1) (1)

Exelon Generation 2011 EPS Contribution
(1) Estimated contribution to Exelon’s operating earnings guidance.
RNF = revenue net fuel
$ / Share
$0.35
$(0.03)
RNF
O&M
Other
Depreciation &
Amortization
$(0.08)
Key Items:
Inflation                                 $(0.05)
Exelon Wind                        $(0.05)
Nuclear Outages                 $(0.05)
2010A
2011E (1)
$2.85 - $3.05
$2.91
Key Items:
PECO PPA
Exelon Wind
Capacity Market Prices
Nuclear Fuel
Market/portfolio conditions
and Exelon Energy
$(0.17)
$(0.03)
Interest
Expense
Note: Drivers add up to mid-point of 2011 EPS range. We provided 2011 earnings guidance on January 26, 2011, and we are not updating earnings guidance at this time.
Earnings guidance is only reviewed in connection with our quarterly earnings announcements or if we expressly indicate that we are updating the guidance.  Refer to slides 45-47 for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.
$0.62
$0.08
$(0.29)
$(0.09)
$0.07

ComEd 2011 EPS Contribution
2010A
Depreciation &
Amortization
Interest
Expense
$0.55 - $0.65
$0.03
$(0.08)
$(0.03)
2011E (3)
$ / Share
$(0.02)
$0.02
Other
RNF (1)
O&M (1)
Key Items:
Weather                       $(0.04)
Uncollectibles                        $(0.02)
Appellate Court ruling          $(0.01)
Distribution revenue (2) $0.08
Key Items:
Uncollectibles     $(0.04)
Inflation                $(0.02)
$0.68
Note: Drivers add up to mid-point of 2011 EPS range. We provided 2011 earnings guidance on January 26, 2011, and we are not updating earnings guidance at this time.  Earnings guidance is only reviewed in connection with our quarterly earnings announcements or if we expressly indicate that we are updating the guidance.  Refer to slides 45-47 for a reconciliation of adjusted (non-GAAP) operating earnings  to GAAP earnings.
(1) Excludes estimated impact of Rider EDA (Energy Efficiency and Demand Response Adjustment) of +/-$0.05/share. 2010 net income includes a one-time benefit for collections of under-recovered 2008 and 2009 bad debt costs, as provided by the uncollectible expense rider approved by the ICC in February 2010.  Going forward, the rider provides for full recovery of all bad debt costs.
(2) Distribution rate case currently pending, new rates will be effective in June 2011.  Earnings guidance assumes mid-point of ComEd’s requested revenue increase.
(3) Estimated contribution to Exelon’s operating earnings guidance.

PECO 2011 EPS Contribution
$ / Share
RNF (2)
$(0.03)
$0.54 (1)
CTC, net
2011E (3)
Key Items:
Electric & Gas
Distribution Rate $0.19
Weather                    $(0.05)
Key Items:
Inflation                   $(0.01)
Bad Debt               $(0.01)
$0.14
O&M (2)
$0.50 - $0.55 (1)
$(0.04)
2010A
(1) Excludes preferred dividends.
(2) Excludes items that are income statement neutral and estimated impact of energy efficiency and smart meter costs recoverable under a rider of $0.10/share.
(3) Estimated contribution to Exelon’s operating earnings guidance.
CTC = competitive transition charge
Note: Drivers add up to mid-point of 2011 EPS range. We provided 2011 earnings guidance on January 26, 2011, and we are not updating earnings guidance at this time.
Earnings guidance is only reviewed in connection with our quarterly earnings announcements or if we expressly indicate that we are updating the guidance.  Refer to slides 45-47 for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.
$(0.03)
Depreciation
$(0.05)
Income Taxes
Key Items:
Revenue net         $(0.06)
of amortization
Interest on PECO
transition bonds     $0.02

1,925
1,850
1,875
1,775
1,850
900
850
1,025
1,050
1,075
250
200
700
825
475
125
50
125
150
100
200
400
275
325
250
$0
$750
$1,500
$2,250
$3,000
$3,750
$4,500
2009 2010 2011E 2012E 2013E
Base CapEx Nuclear Fuel
Nuclear Uprates and Solar/Wind Smart Grid
New Business at Utilities
Capital Expenditures Expectations
$ millions
Exelon
$3,275
$3,325
$4,050 $4,075
$3,900
Note: Data contained on this slide is rounded.
2009 2010 2011E 2012E 2013E
Exelon Generation
Base CapEx 875 775 850 800 775
Nuclear Fuel  (1) 900 850 1,025 1,050 1,075
Nuclear Uprates
(2)
150 250 475 550 475
Solar / Wind
(3)
50 - 225 275 -
Total ExGen
1,975 1,875 2,575 2,675 2,325
ComEd
Base CapEx 650 650 700 625 675
Smart Grid/Meter
(4)
50 100 50 100 50
New Business
(5)
150 200 275 225 325
Total ComEd
850 950 1,025 950 1,050
PECO
Base CapEx 350 475 325 325 375
Smart Grid/Meter - 25 75 50 50
New Business 50 50 50 50 75
Total PECO
400 550 450 425 500
Corporate
(6)
50 (50) 25 25
(1) Nuclear fuel shown at ownership, including Salem.
(2) Excludes TMI and Clinton EPUs, which are under review.
(3) Does not include $900 million related to acquisition of John Deere Renewables.
(4)
ComEd does not plan to move forward with these Smart Grid/Meter investments unless appropriate cost recovery mechanisms are in place.
(5) Includes transmission growth projects.
(6) Represents capital projects transferred from Business Services Company (BSC) to Exelon Generation, ComEd and PECO. These projects are shown as capital expenditures at Generation, ComEd and PECO and the capital expenditure is eliminated upon consolidation
-

Exelon.

ComEd. An Exelon Company

PECO. An Exelon Company

Exelon. Generation

2011 Projected Sources and Uses of Cash
(1) Excludes counterparty collateral activity.
(2) Cash Flow from Operations primarily includes net cash flows provided by operating activities and net cash flows used in investing activities other than capital expenditures.
(3) Assumes 2011 dividend of $2.10/share.  Dividends are subject to declaration by the Board of Directors.
(4) Includes $475 million in Nuclear Uprates and $225 million for Exelon Wind.
(5) Represents new business, smart grid/smart meter investment and transmission growth projects.
(6) Excludes ComEd’s $191 million of tax-exempt bonds that are backed by letters of credit (LOCs).  Excludes PECO’s $225 million Accounts Receivable (A/R) Agreement with Bank of Tokyo.
PECO’s A/R Agreement was extended in accordance with its terms through September 6, 2011.
(7) “Other” includes proceeds from options and expected changes in short-term debt.
(8)   Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
($ millions)
Exelon
(8)
Beginning Cash Balance
(1)
$800
Cash Flow from Operations
(2)
425 775 3,150 4,325
CapEx (excluding Nuclear Fuel, Nuclear
Uprates, Exelon Wind, Utility Growth CapEx)
(700) (325) (850) (1,875)
Nuclear Fuel n/a n/a (1,025) (1,025)
Dividend
(3)
(1,400)
Nuclear Uprates and Exelon Wind
(4) n/a n/a (700) (700)
Utility Growth CapEx
(5) (325) (125) n/a (450)
Net Financing (excluding Dividend):
Planned Debt Issuances
(6)
1,000 -- -- 1,000
Planned Debt Retirements (350) (250) -- (600)
Other
(7)
250 -- -- 300
Ending Cash Balance
(1)
$375

Pension and OPEB Expense and
Contributions – As of 12/31/10
($ in millions) Asset Returns
(actual for 2010 and
expected for
2011 and 2012)
Discount Rate
(used for
expense)
Pre-tax
expense
Actual
contribution
Pre-tax
expense
Expected
contribution
Pre-tax
expense
Expected
contribution
Pension
Assets
Obligations
Unfunded balance –
end of year
11.9% in 2010
8.0% in 2011
7.5% in 2012
5.83% in 2010
5.26% in 2011
5.48% in 2012
$240 $765
$8,860
$12,525
$3,665
$200 $2,100
(1)
$1,305
$240 $110
$1,015
OPEB
Assets
Obligations
Unfunded balance –
end of year
11.6% in 2010
7.08% in 2011
7.08% in 2012
5.83% in 2010
5.30% in 2011
5.52% in 2012
$190 $205
$1,655
$3,875
$2,220
$210 $185
$2,180
$225 $210
$2,140
Assumptions 2011 2012 2010
The decrease in pension expense in 2011 is primarily due to the $2.1 billion pension contribution, partially offset by the effects of lower discount rates and a decrease in EROA
(1)   Exelon made a $2.1B pension contribution on January 31, 2011
(2)    Pension expense amounts exclude settlement charges.
(3)  Management considers various factors when making pension funding decisions, including actuarially determined minimum contribution requirements under ERISA, contributions required to avoid benefit restrictions and at-risk status as defined by the Pension Protection Act of 2006 (the Act), management of the pension obligation and regulatory implications. The Act requires the attainment of certain funding levels to avoid benefit restrictions (such as an inability to pay lump sums or to accrue benefits prospectively), and at-risk status (which triggers higher minimum contribution requirements and participant notification).
Note: Slide provided for illustrative purposes and not intended to represent a forecast of future outcomes. Assumes an ~25% capitalization of pension and OPEB costs.
          EROA = earned return on assets

Driving Financial Discipline
Currently refinancing ExGen, PECO and Corp facilities; expect to close by Q1 2011
• Three facilities totaling $6.4B will have 5-year tenor (maturing in March 2016)
($ millions) Generation PECO Corporate ComEd Total
New Unsecured Revolving
Credit Facilities
(4)
$5,300 $600 $500 $1,000 $7,400
Expiration date March 2016 March 2016 March 2016 March 2013
Maintaining a strong balance sheet and liquidity position
$2.1B Pension Contribution in 2011
Credit Facilities
Continued Strong Balance Sheet
FFO / Debt
(1)(2)
Pension Contributions
615
2,100
765
110
175 160
195
780
790
170
485
2010 2011 2012 2013 2014 2015
With $2.1B
Original Plan*
($ millions)
* Original Plan reflects preliminary 2010 underlying assumptions (including discount rate and asset returns).
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
2009A 2010A 2011E 2012E 2013E
ExGen/Corp ComEd PECO
(3)
S&P Target Range
S&P Target Range
(1)
Reflects FFO / Debt as calculated by S&P.
(2)
Dashed lines represent S&P Target Ranges (30-35% for ExGen/Corp and 15-18% for ComEd and PECO).  See slide 15 for reconciliations to GAAP.
(3)
FFO/Debt Target Range reflects ExGen FFO/Debt in addition to the  debt obligations of Exelon Corp.
(4)
Excludes $94 million of credit facility agreements arranged with  minority and community banks on 10/22/10 that are utilized solely to issue letters of credit.

Metric Calculations and Ratios
FFO Calculation:
Net Cash Flows provided by Operating Activities
+/- Change in Working Capital
+ Other Non-Cash items
(1)
- AFUDC/Cap. Interest
- Decommissioning activity
- PECO Transition Bond Principal Paydown
= FFO
Interest Coverage:
FFO + Adjusted Interest
Adjusted Interest
Adjusted Interest:
Net Interest Expense
- PECO Transition Bond Interest Expense
+ AFUDC & Capitalized interest
+ Interest on Present Value (PV) of Operating Leases
+ Interest on Imputed Debt Related to PV of Power Purchase Agreements (PPA)
= Adjusted Interest
FFO / Debt:
FFO
Adjusted Debt (2)
Adjusted Debt:
LTD
+ STD
- PECO Transition Bond Principal Balance
+ Off-balance sheet debt equivalents
(3)
= Adjusted Debt
Debt / Cap:
Adjusted Debt
(2)
Adjusted Capitalization
Adjusted Capitalization:
Total shareholder’s equity
+   Preferred Securities of Subsidiaries
+  Adjusted Debt
(3)
= Adjusted Capitalization
(1) Reflects depreciation adjustment for PPAs and operating leases and pension/OPEB contribution normalization.
(2) Uses current year-end adjusted debt balance.
(3)
Metrics are calculated in presentation adjusted for debt equivalents for Present Value of Operating Leases, PPAs, unfunded Pension and OPEB obligations (after-tax) and other minor debt equivalents.

Key Assumptions
2009 Actual 2010 Actual 2011 Est. (3)
Nuclear Capacity Factor (%)
(1)
93.6 93.9 93.0
Total Generation Sales Excluding Trading (GWh) 173,065 171,789 168,700
Henry Hub Gas Price ($/mmBtu)
3.92 4.37 4.56
PJM West Hub ATC Price ($/MWh) 38.30 45.93 45.45
Tetco M3 Gas Price ($/mmBtu)
4.64 5.10 5.32
PJM West Hub Implied ATC Heat Rate (mmbtu/MWh)
8.25 9.01 8.54
NI Hub ATC Price ($/MWh)
28.85 33.09 30.69
Chicago City Gate Gas Price ($/mmBtu) 3.92 4.46 4.61
NI Hub Implied ATC Heat Rate (mmbtu/MWh) 7.36 7.42 6.66
MAAC Capacity Price ($/MW-day)
158.48 181.34 136.59
EMAAC Capacity Price ($/MW-day) 173.73 181.34 136.59
RTO Capacity Price ($/MW-day)
106.13 144.40 136.59
Electric Delivery Growth (%)
(2)
PECO 0.6 0.1 0.0
ComEd
(0.1) 0.2 0.0
Effective Tax Rate - Operating (%) 37.2 36.7 38.1
Exelon Generation
38.3 37.5 37.1
ComEd 37.9 39.7 40.8
PECO 29.5 31.1 38.0
(1) Excludes Salem.
(2) Weather-normalized retail load growth.
(3) Reflects forward market prices as of December 31, 2010; Reflects assumptions used in original 2010 earnings guidance provided on January 26, 2011.
Note:  The estimates of planned generation do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes.

17

Factors Influencing PJM RPM Capacity Auction
(Comparison of PY 14/15 and PY 13/14 Price Drivers)
Exelon
Price Impact
Cost of Environmental Upgrades
(1)
Higher Net CONE
(2)
Higher Net ACRs for Coal Units
(3)
Import Transmission Limits and Objectives
(muted impact on portfolio revenues due to regional diversification)
NJ CCGT Proposal / PJM Minimum Offer Price Rules
Peak Load
(4)
Demand Response Growth
2014/15 PJM Capacity Auction: Expected
Changes Since Planning Year 2013/14
(1)  We expect generators to reflect cost of capital expenditures into their cost based offers at the upcoming auction.
(2)  Cost of new entry (CONE) increased by 7.6% (for RTO) and 5.3% to 6.5% (within Locational Deliverability Areas (LDAs)).
(3)  Replacing 2007 net revenues with significantly lower 2010 revenues in the Net ACR (avoidable cost rate) calculations for coal generators may increase offer caps for certain coal generators in the next auction. However, some coal units may not be affected due to high net revenues compared to avoidable costs.
(4)  Peak load reduced by approx. 1% in RTO (excluding the impact from Duke Ohio integration).
Note: RPM = Reliability Pricing Model; CCGT = combined cycle gas turbine
Exelon’s capacity position, split almost evenly between the west and the east, dampens the volatility to portfolio revenues from changes to transmission limits while retaining upside across the fleet from upcoming EPA regulations

19 19
Moving Generation to Market
110,594
142,400
42,003
5,295
13,897
26,300
0
50,000
100,000
150,000
200,000
2010 2011E
ComEd Swap
IL Auction
PECO Load
Actual Forward Hedges & Open Position
171,789
168,700
(1) Represents values as of December 31, 2010.
Transition to market at PECO provides additional channels to market for
Exelon Generation, including opportunities at Exelon Energy
Exelon Energy Electric Volumes
-
5
10
15
20
25
30
2008 2009 2010 2011E 2012E 2013E
MWh - Millions
COMED / Ameren PECO/PPL Other
Expected Total Sales (GWh)
(1)
2011-2013 Sales as % of
Expected Generation
(1)
Exelon
Energy
6%
Standard
Product Sales
29%
Open
Generation
36%
Options
5%
Utility
Procurements
24%

Exelon's Uprate Plan Expenditures
(1)
$0
$100
$200
$300
$400
$500
$600
$700
2008A 2009A 2010A 2011E 2012E 2013E
0
100
200
300
400
500
Megawatt Recovery MUR EPU MW Online (Cumulative)
20
Exelon Wind Expenditures
(Advanced Development Projects)
$0
$50
$100
$150
$200
$250
$300
2010A 2011E 2012E
0
50
100
150
200
250
300
Annual Project CapEx MW Online (Cumulative)
(1)  Dollars shown are nominal, reflecting 6% escalation, in millions and exclude TMI and Clinton extended power uprates, which are currently under review.  MW shown at ownership.
Note: PPA = power purchase agreement; MUR = measurement uncertainty recapture; EPU = extended power uprate.   Data contained in this slide is rounded.
$150
$250
$550
$475
$475
$ millions
$50
Exelon is positioned as a key player in the US wind market and has the largest size and scale for nuclear uprates
$ millions
Wind Development Projects
Nuclear Uprates Program
Highest return projects are being completed in
early years
Leverages Exelon’s substantial experience
managing successful uprate projects –
1,100 MW completed from 1999 to 2008, 101
MWs added in 2009-2010
Attractive economics for both operating and
advanced development projects – PPAs
already executed
Provides diversity in geographic presence
and generation type
$225
$275
Growing Our Clean Generation

Effectively Managing Nuclear Fuel Costs
Uranium
29%
Conversion
3%
Tax/Interest
1%
Nuclear Waste
Fund
17%
Fabrication
16%
Enrichment
34%
Components of Fuel Expense in 2010
Projected Exelon Average Uranium Cost vs. Market
Projected Exelon Uranium Demand
2010 – 2015: 100% hedged in volume
0.0
2.0
4.0
6.0
8.0
10.0
2010 2011 2012 2013 2014 2015
Exelon Nuclear’s uranium demand is 100%
physically hedged for 2010-2015
Contracted prices continue to be below market
prices
Uranium prices were volatile over last 5 years,
but have stabilized in the $40-$60/lb range
All charts exclude Salem.
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2010 2011 2012 2013 2014 2015
Exelon Average Reload Price Projected Market Price

22 Environmental

2010
2011
2012
2013
2014
2015
2016
2017
2018
PJM RPM Auctions Delivery Year
2014/ 2015
2015/ 2016
2016/ 2017
2017/ 2018
Hazardous Air Pollutants (Toxics Rule)
Develop Coal and Oil MACT
Pre-Compliance Period
Compliance with MACT
HAP ICR
Criteria Pollutants / CATR
Develop Clean Air Transport Rule (CATR)
Compliance with Transport Rule I
Develop Revised NAAQS (Ozone, PM2.5, SO2, NO2) and finalize Transport Rule II
Compliance with Transport Rule II
Greenhouse Gases NSPS
Compliance with Federal GHG Reporting Rule
PSD/BACT and Title V Applies to GHG Emissions from New and Modified Sources
Develop GHG Cap and Trade Legislation or EPA GHG Regulations Under CAA
Pre-Compliance Period
Compliance with GHG Cap and Trade Legislation or EPA GHG Regs Under CAA
Coal Combustion Waste
Develop Coal Combustion Waste Rule
Pre-Compliance Period
Compliance with Federal CCW Regulations
Develop and Implement New Steam Effluent Guidelines for Wastewater
Compliance with Federal Steam Effluent Guidelines
Cooling Water
Develop 316(b) Regulations
Compliance with 316(b) regulations

EPA Regulations Will Move Forward in 2011
Note: RPM auctions take place annually in May.
For definition of the EPA regulations referred to on this slide, please see the EPA’s Terms of Environment (http://www.epa.gov/OCEPAterms/).

24 24
Exelon’s Exposure to EPA Regulations
EPA Regulation Units Affected
Exelon Investment
Needed
(1)
Industry Impact
(2)
Hazardous Air
Pollutants
(Toxics Rule)
Keystone & Conemaugh
(3)
Oil-Fired Units >25 MW: ~935 MW
~$10 million
Impact to be determined
Significant, primarily fossil
fuel-fired generation
Criteria
Pollutants /
CATR
Keystone & Conemaugh
(3)
Fossil-fuel fired units >25 MW: ~4,000 MW
(4)
~$125 million
None anticipated
Compliance costs of up to
$2.8 billion / year
GHG NSPS Fossil-fuel fired generation
(5)
Minimal due to low carbon
position of fossil fleet
Significant, primarily fossil
fuel-fired generation
Coal combustion
waste
Keystone & Conemaugh
(3)
Subtitle C: < $100 million
(6)
Subtitle D: no impact
Compliance costs up to $20
billion
Cooling Water Facilities without closed-cycle recirculating
systems (e.g. cooling towers)
POWER:  Schuylkill, Eddystone 3 & 4,
Fairless Hills, Mountain Creek, Handley
NUCLEAR:  Clinton, Dresden, Quad Cities,
Peach Bottom, and Salem
(7)
Impact to be determined
once rule is promulgated;
Cost to retrofit Salem
estimated at $500 million
(3)
Significant, impacts all fuel
types including large base
load and intermediate units
(1) These rules are in the proposed or pre-proposed stage and estimates are based on published cost studies used as inputs to IPM modeling.
(2) EPA’s estimated costs, where applicable.
(3) Investment needed shown is Exelon’s share of the cost.  Exelon owns 21% share in Keystone and Conemaugh and 42.59% share in Salem.  Keystone &
Conemaugh units all have scrubbers and Keystone units have SCRs.  Salem investment estimates based on 2006 studies.
(4) Exelon’s existing coal-fired units will be retired before this rule will take effect.
(5) This rule applies to new sources or major modifications of existing sources and will establish guidelines for States to incorporate into SIPS for existing sources.
(6) Excludes Eddystone 1 and 2 and Cromby, which are scheduled to retire in 2011 and 2012.
(7) Excludes Oyster Creek due to settlement with NJ DEP that does not require closed cycle cooling.
       For definition of the EPA regulations referred to on this slide, please see the EPA’s Terms of Environment (http://www.epa.gov/OCEPAterms/).

Why EPA Regulations Will Not Be Delayed
Opposition will have a voice, but the framework and timetable have been set
Opposing Argument Reality Supporting Facts
Courts will suspend the
rules or the President will
intervene
Federal court would have to determine
that the rules are inconsistent with
applicable law, which is unlikely to
occur because the amended rules are
aligned with the court’s expectations
Up to 1 year extension by EPA only if necessary
for installation of controls
President has only used exemption two times in
history (only for national security interests)
Costs are prohibitive for
industry and consumer
Proven technologies are commercially
available and have already been
installed demonstrating that the costs
can be managed
Total savings to consumer, including
healthcare impacts
Well over half of existing units have already
installed pollution controls
EPA estimates in 2014 that the proposed
Transport Rule will have annual net benefits (in
2006$) of $120-290 billion using a 3% discount
rate
Timeline is too tight for
compliance
Recent industry trends suggest that it
is reasonable to install this quantity of
scrubbers according to the proposed
timeframe.
EPA's modeling indicates that only 14 GW of
additional capacity would need to be retrofitted
with flue gas desulfurization (FGD) for Phase 2
of the Transport rule (2014)
Industry has already demonstrated ability to
schedule and sequence outages to comply
Retirements will cause
reliability issues on the
grid
Electric system reliability will not be
compromised if the industry and its
regulators manage the transition
Each NERC region has excess capacity,
totaling over 100 GW nationwide
Between 2001-2003, industry built over 160 GW
of new generation – four times what is projected
will retire over next 5 years

26

27 27
ComEd Load Trends
Note: C&I = Commercial & Industrial
Weather-Normalized Load Year-over-Year
4Q10  2010      2011E
Average Customer Growth 0.4%   0.2%     0.5%
Average Use-Per-Customer (4.5)% (1.4)% 0.0%
Total Residential (4.1)%    (1.2)%      0.5%
Small C&I (1.5)% (0.6)%     (0.3)%
Large C&I 1.9%   2.6%      (0.2)%
All Customer Classes (1.2)%    0.2%       0.0%
(1) Source:  U.S. Dept. of Labor (December 2010) and Illinois
Department of Security (December 2010)
(2)  Source: Global Insight December 2010
-6.0%
-3.0%
0.0%
3.0%
6.0%
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
-6.0%
-3.0%
0.0%
3.0%
6.0%
All Customer Classes Large C&I
Residential Gross Metro Product
Key Economic Indicators Weather-Normalized Load
Chicago U.S.
Unemployment rate (1) 9.3% 9.4%
2010 annualized growth in
gross domestic/metro product (2) 1.6% 2.8%

28 28 28
ComEd 2010 Rate Case Update
ComEd Reply Brief (2/23/11)
$343M increase requested
11.50% ROE / 47.28% equity ratio
Rate base $7,349M
2009 test year with pro forma plant
additions through 6/30/11
ICC Staff Reply Brief Position
$113M increase proposed
10.00% ROE / 47.11% equity ratio
Rate base $6,480M
Pro forma plant additions and
depreciation reserve through 12/31/10
(ICC Docket No. 10-0467)
$ millions
ComEd Original Request (6/30/10) 396 $
Adjustments:
Bonus Depreciation (14)
Pro forma plant adds/O&M update (4)
Errata in Initial Filing (12)
Reduction to Reg Asset Amortization (8)
Other Items (4)
ComEd Rebuttal (11/22/10) 354 $
Adjustments:
New Bonus Depreciation (22)
Pro forma plant adds/O&M update (4)
Reduction to AMI/Other (2)
ComEd Surrebuttal (1/3/2011) 326 $
Adjustments:
IL Business Tax Increase 17
ComEd Reply Brief (2/23/11) 343 $
Reconciliation of ComEd Initial Request to Reply Brief
* ComEd request does not reflect Appellate Court decision relating to depreciation reserve, which we estimate would have a $85M reduction to revenue requirement
*

29 29
ComEd – Proposed Infrastructure
Investment and Modernization Legislation
Proposed Grid Modernization
Legislation Key Concepts
Incremental investment of $2.6B of capital
over 10 years
• $1.5B smart grid/smart meter
• $1.1B infrastructure improvements
Incorporates an annual formula rate
proceeding, similar to FERC Transmission
rate
• Protocols clarify treatment of several
significant items, including pension costs
and pension asset
• ROE formula based on average 30-year
Treasury yield
Reduces proceeding timeframe from 11
months to less than 9 months
ComEd is driving innovative regulatory and legislative strategy to benefit customers, improve the transparency of the ratemaking process and enable economic development
Proposed Grid Modernization
Legislation Customer Benefits
Quantifiable benefits to customers of 12
million avoided outages and hundreds of
millions in avoided costs
Put a smart meter in every home and
provide extensive consumer education
Significantly improve meter reading
Create 2,000 jobs at the peak of the
investment cycle
Create $100M in Illinois tax revenues over
the life of the program
Enhance the economic competitiveness of
Illinois; make our state better positioned to
attract businesses and jobs

2009 2010 Target
Equity ~46% ~45% ~45%
Earned ROE 8.5% 10.6%
30
6.7
7.3
1.9
2.0
6.7
1.9
Transmission
Distribution
ComEd Rate Base Growth
ELECTRIC
DISTRIBUTION
Prior Rate Case ComEd Surrebuttal
1/3/2011
Rates Effective October 1, 2008 June 1, 2011
Test Year 2006 pro forma 2009 pro forma
Rate Base $6,694 million $7,349 million
ROE 10.3% 11.5%
Equity % 45.04% 47.28%
TRANSMISSION FERC Formula rate
Rates Effective June 1, 2010
Test Year 2009 pro forma
Rate Base $1,949 million
ROE 11.5%
Equity % 56%
Transmission: FERC
formula rate adjusted
every year on June 1
Distribution rate
cases expected every
~1-2 years
$8.6 $8.6
2009 2010 2011E
$9.3
ComEd executing on regulatory recovery plan
Rate Base in Rates
End of Year ($ in billions)
(1)
Recent Rate Cases
10%
(1) Amounts include pro forma adjustments.  On September 30, 2010, the Illinois Appellate Court ruled with regard to ComEd’s 2007 distribution rate case and held that the ICC abused its discretion in not reducing ComEd’s rate base to account for an additional 18 months of accumulated depreciation while including pro forma plant additions post-test year through that period.  The Court remanded the case to the ICC.  For the 2007 rate case, the Court’s ruling would reduce the $6,694 million rate base by ~$500 - $670 million resulting in a revenue reduction between $57 and $77 million.  For the current rate case, updating the depreciation and deferred tax reserves to June 2011 would reduce the
$7,349 million rate base by an estimated $667 million and would reduce the revenue requirement by approximately $85 million.
       Note: Amounts may not add due to rounding.

31

PECO Load Trends
Philadelphia U.S.
Unemployment rate (1) 8.4%                  9.4%
2010 annualized growth in
gross domestic/metro product (2) 2.8%                  2.8%
Note: C&I = Commercial & Industrial
Weather-Normalized Load Year-over-Year
Key Economic Indicators
Weather-Normalized Load
4Q10     2010        2011E
Average Customer Growth 0.5%   0.3%     0.4%
Average Use-Per-Customer (1.2)% 0.3% (0.3)%
Total Residential (0.7)%    0.5%        0.1%
Small C&I (2.0)% (1.9)%      (0.5)%
Large C&I 1.5%   0.8%        0.1%
All Customer Classes 0.0%    0.1%        0.0%
(1) Source: U.S Dept. of Labor (PHL – November 2010 preliminary data, US -
December 2010)
(2) Source: Global Insight December 2010
-5.0%
-2.5%
0.0%
2.5%
5.0%
1Q10 2Q10 3Q10 4Q10 1Q11E 2Q11E 3Q11E 4Q11E
-5.0%
-2.5%
0.0%
2.5%
5.0%
All Customer Classes Large C&I
Residential Gross Metro Product

3.0
3.2
3.3
0.6
0.6
0.6
1.1
1.1
1.1
0.9
Electric Distribution Electric Transmission
CTC Gas
PECO Executing on Transition Plan
ELECTRIC
DISTRIBUTION
Filing
3/31/2010
Rates Effective January 1, 2011
Test Year 2010
Revenue Increase $225 million
GAS DELIVERY Filing
3/31/2010
Rates Effective January 1, 2011
Test Year 2010
Revenue Increase $20 million
TRANSMISSION Stated rate; no
recent rate cases
$5.6
$4.9
2009 2010
(1) As determined for rate-making purposes. Amounts reflect pro forma adjustments that may be made to determine rate base for rate case filing purposes.
(2) Operating Net income basis
$5.0
2011E
PECO is managing through its transition period and is positioned for continued strong financial performance post-2010
Rate Base in Rates
End of Year Balance ($ in billions)
(1)
Recent Rate Cases
(1)
Periodic rate
cases
going forward
2009 2010 Target
Equity (1) 53% 53% 51-53%
Earned ROE (2) 14.8% 12.9%
10%

34 Exelon Generation Hedging Disclosures (as of December 31, 2010)

35 35
Important Information
The following slides are intended to provide additional information regarding the hedging program at Exelon Generation and to serve as an aid for the purposes of modeling Exelon
Generation’s gross margin (operating revenues less purchased power and fuel expense). The information on the following slides is not intended to represent earnings guidance or a forecast of future events.  In fact, many of the factors that ultimately will determine Exelon Generation’s actual gross margin are based upon highly variable market factors outside of our control.  The information on the following slides is as of December 31, 2010.  We update this information on a quarterly basis.
Certain information on the following slides is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates, and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet.  Our simulation model and the assumptions therein are subject to change.  For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ – and may differ significantly – from the assumptions underlying the simulation results included in the slides.  In addition, the forward-
looking information included in the following slides will likely change over time due to continued
refinement of our simulation model and changes in our views on future market conditions.

36 36
Portfolio Management Objective
Align Hedging Activities with Financial Commitments
Power Team utilizes several product types
and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future cash
requirements if prices drop
• Consider:  financing policy (credit rating objectives,
capital structure, liquidity); spending (capital and
O&M); shareholder value return policy
Consider market, credit, operational risk
Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
% Hedged High End of Profit
Low End of Profit
Open Generation
with LT Contracts
Portfolio
Optimization
Portfolio
Management
Portfolio Management Over Time

37 37
Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices; all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
• Carry operational length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

38 38
2011 2012 2013
Estimated Open Gross Margin ($ millions)
(1)(2)(3)
$5,200 $5,050 $5,700
Open gross margin assumes all expected generation is sold
at the Reference Prices listed below
Reference Prices
(1)
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(4)
$4.56
$30.69
$45.45
$1.12
$5.08
$32.38
$46.41
$0.82
$5.33
$35.09
$48.25
$1.84
Exelon Generation Open Gross Margin and
Reference Prices
(1) Based on December 31, 2010 market conditions.
(2) Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues. Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices.  Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants. Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity revenues and payments.  The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(3) As of December 31, 2010 disclosure, Exelon Wind included.   Assets in IL, MI and MN are in Midwest region and assets in ID, KS, MO, OR and TX are in South and West region.
(4) ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.

39 39
2011 2012 2013
Expected Generation (GWh)
(1)
165,900 165,800 163,300
Midwest 99,600 98,500 96,200
Mid-Atlantic 56,800 57,200 56,500
South & West 9,500 10,100 10,600
Percentage of Expected Generation Hedged
(2)
90-93% 67-70% 32-35%
Midwest 91-94 69-72 31-34
Mid-Atlantic 93-96 67-70 36-39
South & West 70-73 51-54 39-42
Effective Realized Energy Price ($/MWh)
(3)
Midwest $43.00 $41.50 $43.50
Mid-Atlantic $57.00 $50.50 $51.50
South & West $2.50 $(1.00) $(3.50)
Generation Profile
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity.  Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options.
Expected generation assumes 12 refueling outages in 2011 and 10 refueling outages in 2012 and 2013 at Exelon-operated nuclear plants and Salem.  Expected generation assumes capacity factors of 93.0%, 93.6% and 93.1% in 2011, 2012 and 2013 at Exelon-operated nuclear plants. These estimates of expected generation in 2012 and 2013 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options, and swaps.  Uses expected value on options. Reflects decision to permanently retire Cromby Station and Eddystone Units 1&2 as of May 31, 2011.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations.  It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.

40 40
Gross Margin Sensitivities with Existing Hedges ($ millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2011
$5
$(5)
$30
$(20)
$15
$(10)
+/- $40
2012
$175
$(95)
$185
$(165)
$115
$(110)
+/- $45
2013
$495
$(445)
$340
$(335)
$200
$(195)
+/- $50
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)
(1) Based on December 31, 2010 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.

41 41
95% case
5% case
$5,400
$7,100
$6,800 $6,300
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2011
2012
$7,200
$5,000
2013
(1)  Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2012 and 2013 do not represent earnings guidance or a forecast of future results as
Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of December 31, 2010.

42 42
Midwest Mid-Atlantic South & West
Step 1 Start with fleetwide open gross margin
$5.20 billion
Step 2 Determine the mark-to-market value of
energy hedges
99,600GWh * 92% *
($43.00/MWh-$30.69MWh)
= $1.13 billion
56,800GWh * 94% *
($57.00/MWh-$45.45MWh)
= $0.62 billion
9,500GWh * 71% *
($2.50/MWh-$1.12/MWh)
= $0.01 billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin:
MTM value of energy hedges:
Estimated hedged gross margin:
Illustrative Example
of Modeling Exelon Generation 2011 Gross Margin
(with Existing Hedges)
$1.13 billion + $0.62 billion + $0.01 billion
$5.20 billion
$6.96 billion

$ / MMBtu
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11

$/Ton
90
85
80
75
70
65
60
55
50
3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11

$ / MWhr
75
70
65
60
55
50
45
40
35
3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11

$/MWhr
45
40
35
30
25
20
3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11

Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2012 $5.37
2013 $5.64
Rolling 12 months, as of March 4 2011. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Coal
2012 $76.44
2013 $80.28
2012 Ni-Hub $40.80
2013 Ni-Hub $42.87
2013 PJM-West $54.34
2012 PJM-West $52.32
2012 Ni-Hub $25.40
2013 Ni-Hub $27.58
2013 PJM-West $40.56
2012 PJM-West $38.63

th

4.5
5.5
6.5
7.5
8.5
9.5
10.5
11.5
12.5
13.5
3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11
8.0
8.2
8.4
8.6
8.8
9.0
9.2
9.4
9.6
9.8
10.0
3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11
35
40
45
50
55
60
65
70
3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
3/10 4/10 5/10 6/10 7/10 8/10 9/10 10/10 11/10 12/10 1/11 2/11 3/11
Market Price Snapshot
2013 9.31
2012 9.15
2012 $48.07
2013 $51.38
2012 $5.26
2013 $5.52
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2012 $7.64
2013 $9.05
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
Rolling 12 months, as of March 4 2011. Source: OTC quotes and electronic trading system. Quotes are daily.
th

4Q GAAP EPS Reconciliation
Three Months Ended December 31, 2010 ExGen ComEd PECO Other Exelon
2010 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.81 $0.13 $0.03 $(0.01) $0.96
Mark-to-market adjustments from economic hedging activities (0.17) - - - (0.17)
2007 Illinois electric rate settlement (0.01) - - - (0.01)
Unrealized gains related to nuclear decommissioning trust funds 0.04 - - - 0.04
Retirements of fossil generation units / plant retirements (0.03) - - - (0.03)
John Deere Renewables acquisition costs (0.01) - - - (0.01)
Asset Retirement Obligation reduction - 0.01 - - 0.01
4Q 2010 GAAP Earnings (Loss) Per Share $0.63 $0.14 $0.03 $(0.01) $0.79
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.
Three Months Ended December 31, 2009 ExGen ComEd PECO Other Exelon
2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.66 $0.16 $0.12 $(0.02) $0.92
Mark-to-market adjustments from economic hedging activities 0.04 - - - 0.04
2007 Illinois electric rate settlement (0.02) - - - (0.02)
Unrealized gains related to nuclear decommissioning trust funds 0.02 - - - 0.02
City of Chicago settlement with ComEd - (0.01) - - (0.01)
Costs associated with early debt retirements (0.01) - - (0.01) (0.02)
Retirement of fossil generating units (0.05) - - - (0.05)
4Q 2009 GAAP Earnings (Loss) Per Share $0.64 $0.15 $0.12 $(0.03) $0.88

Full Year GAAP EPS Reconciliation
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.
Twelve Months Ended December 31, 2010 ExGen ComEd PECO Other Exelon
2010 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $2.91 $0.68 $0.54 $(0.07) $4.06
Mark-to-market adjustments from economic hedging activities 0.08 - - - 0.08
2007 Illinois electric rate settlement (0.02) - - - (0.02)
Unrealized gains related to nuclear decommissioning trust funds 0.08 - - - 0.08
Asset Retirement Obligation reduction - 0.01 - - 0.01
Retirement of fossil generating units (0.08) - - - (0.08)
Non-cash remeasurement of income tax uncertainties 0.10 (0.16) (0.03) (0.01) (0.10)
Non-cash charge resulting from health care legislation (0.04) (0.02) (0.02) (0.02) (0.10)
Impact of certain emission allowances (0.05) - - - (0.05)
John Deere Renewables acquisition costs (0.01) - - - (0.01)
FY 2010 GAAP Earnings (Loss) Per Share $2.97 $0.51 $0.49 $(0.10) $3.87
Twelve Months Ended December 31, 2009 ExGen ComEd PECO Other Exelon
2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $3.16 $0.54 $0.54 $(0.12) $4.12
Mark-to-market adjustments from economic hedging activities 0.16 - - - 0.16
2007 Illinois electric rate settlement (0.09) (0.01) - - (0.10)
Unrealized gains related to nuclear decommissioning trust funds 0.19 - - - 0.19
Nuclear decommissioning obligation reduction 0.05 - - - 0.05
City of Chicago settlement with ComEd - (0.01) - - (0.01)
NRG acquisition costs - - - (0.03) (0.03)
Impairment of certain generating assets (0.20) - - - (0.20)
2009 severance charges (0.01) (0.02) (0.00) - (0.03)
Non-cash remeasurement of income tax uncertainties and reassessment of state deferred income taxes 0.06 0.06 - (0.02) 0.10
Costs associated with early debt retirements (0.07) - - (0.04) (0.11)
Retirement of fossil generating units (0.05) - - - (0.05)
FY 2009 GAAP Earnings (Loss) Per Share $3.21 $0.56 $0.53 $(0.21) $4.09

GAAP to Operating Adjustments
Exelon’s 2011 adjusted (non-GAAP) operating earnings outlook excludes the earnings effects of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements
• Significant impairments of assets, including goodwill
• Changes in decommissioning obligation estimates
• Costs associated with ComEd’s 2007 settlement with the City of Chicago
• Financial impacts associated with the planned retirement of fossil generating units
• Other unusual items
• Significant changes to GAAP
Operating earnings guidance assumes normal weather for full year
O&M reconciliation:
2010 2011
ExGen ComEd PECO Other Exelon ExGen ComEd PECO Other Exelon
Operating and maintenance (GAAP) 2,812      1,069      733         (14)          4,600      3,010      1,220      820         (10)          5,040
JDR acquisition costs (11)          -          -          -          (11)          -          -          -          -          -
Retirement of fossil generating units (3)            -          -          -          (3)            (30)          -          -          -          (30)
Non-cash charge resulting from health care legislation (4)            (3)            (2)            8             (1)            -          -          -          -          -
Asset retirement obligation reduction -          10           1             -          11           -          -          -          -          -
Adjusted Non-GAAP O&M 2,794      1,076      732         (6)            4,596      2,980      1,220      820         (10)          5,010
Decommissioning accretion (57)          -          -          -          (57)          (70)          -          -          -          (70)
Regulatory required programs -          (94)          (53)          -          (147)        -          (150)        (110)        -          (260)
Operating O&M (as shown on slide 7) 2,737      982         679         (6)            4,392      2,910      1,070      710         (10)          4,680
($ millions)